                                                                   EXHIBIT 10.31

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                                 EUPHONIX, INC.



                               220 PORTAGE AVENUE
                           PALO ALTO, CALIFORNIA 94306


                         COMMON STOCK PURCHASE AGREEMENT



                                  JUNE 1, 2000






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

                                TABLE OF CONTENTS


                                                                                             PAGE
SECTION 1      Authorization and Sale of Common Stock..........................................1

        1.1    Authorization...................................................................1
        1.2    Purchase and Sale of Shares.....................................................1

SECTION 2      Closing Date; Delivery..........................................................1

        2.1    Closing.........................................................................1
        2.2    Delivery........................................................................1

SECTION 3      Representations and Warranties of the Company...................................2

        3.1    Organization and Standing.......................................................2
        3.2    Corporate Power.................................................................2
        3.3    Capitalization..................................................................2
        3.4    Authorization...................................................................3
        3.5    Financial Statements............................................................3
        3.6    No Material Adverse Change......................................................3
        3.7    No Undisclosed Liabilities......................................................3
        3.8    Title to Assets.................................................................4
        3.9    Actions Pending.................................................................4
        3.10   Compliance with Law.............................................................4
        3.11   Certain Fees....................................................................4
        3.12   Disclosure......................................................................4
        3.13   Material Agreements.............................................................4
        3.14   Employees.......................................................................5
        3.15   Intellectual Property, Trademarks, etc..........................................5

SECTION 4      Representations and Warranties of the Purchasers................................5

        4.1    Experience; Speculative Nature of Investment....................................5
        4.2    Investment......................................................................5
        4.3    Rule 144........................................................................5
        4.4    Access to Data..................................................................6
        4.5    Authorization...................................................................6
        4.6    Brokers or Finders..............................................................6
        4.7    Tax Liability...................................................................6
        4.8    Recent Transfers................................................................6

SECTION 5      Conditions to Purchasers' Obligations to Close..................................6

        5.1    Representations and Warranties Correct..........................................7
        5.2    Covenants.......................................................................7
        5.3    Blue Sky........................................................................7
        5.4    Rights Agreement................................................................7


        5.5    Compliance with Law.............................................................7

SECTION 6      Conditions to Company's Obligations to Close....................................7

        6.1    Representations.................................................................7
        6.2    Covenants.......................................................................7
        6.3    Blue Sky........................................................................7
        6.4    Rights Agreement................................................................7
        6.5    Compliance with Law.............................................................7

SECTION 7      Miscellaneous...................................................................8

        7.1    Governing Law...................................................................8
        7.2    Survival........................................................................8
        7.3    Successors and Assigns..........................................................8
        7.4    Entire Agreement; Amendment.....................................................8
        7.5    Notices, etc....................................................................8
        7.6    Delays or Omissions.............................................................8
        7.7    California Corporate Securities Law.............................................9
        7.8    Counterparts....................................................................9
        7.9    Severability....................................................................9
        7.10   Titles and Subtitles............................................................9
        7.11   Expenses........................................................................9
        7.12   Limitation on Liability.........................................................9
        7.13   Attorney's Fees.................................................................9

                                 EUPHONIX, INC.


                         COMMON STOCK PURCHASE AGREEMENT


        THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of June 1, 2000 by and among Euphonix, Inc., a California corporation (the "COMPANY"), and the individuals on the Schedule of Purchasers attached as Exhibit A hereto (the "PURCHASERS").

                                    SECTION 1

                     AUTHORIZATION AND SALE OF COMMON STOCK

        1.1 AUTHORIZATION. The Company has authorized the sale of up to a number of shares of Common Stock of the Company (the "Shares"), which shall have an aggregate market value equal to $3.38, based upon a cash price per share equal to ninety percent (90%) of the average closing bid price per share for the ten
(10) days immediately preceding the Closing Date (as defined below), subject to the satisfaction or waiver of the conditions set forth in Sections 5 and 6 below.

        1.2 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase and the Company agrees to sell and issue to each Purchaser the number of Shares set forth opposite its name on Exhibit A. The Company's agreement with each Purchaser is a separate agreement, and the sale of the Shares to each Purchaser is a separate sale.

                                    SECTION 2

                             CLOSING DATE; DELIVERY

        2.1 CLOSING. The purchase and sale of the Shares hereunder shall take place at one closing (the "Closing") on June 1, 2000, (the "Closing Date"). The Closing shall be held at the offices of the Company, at 9:00 a.m. local time , on the Closing Date, or at such other time and place upon which the Company and the Purchaser shall agree.

        2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate registered in each Purchaser's name representing the number of Shares that each Purchaser is purchasing for payment of the purchase price therefor as set forth in Section 1.2 above, by check payable to the Company or by wire transfer per the Company's instructions.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in writing in the disclosure letter supplied by the Company to the Purchaser (the "DISCLOSURE LETTER") the Company represents and warrants to the Purchasers as of the date of this Agreement as follows:

        3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company's business.

        3.2 CORPORATE POWER. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and that certain Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Rights Agreement"), to sell and issue the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement and the Rights Agreement (together the "Agreements").

        3.3 CAPITALIZATION. The authorized capital stock of the Company and the shares thereof issued and outstanding as of the date hereof are set forth in the Disclosure Letter. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized. Except as set forth in this Agreement and the Rights Agreement and as set forth in the Company's most recent Form 10-K, including the accompanying financial statements, or in the Company's most recent Form 10-Q, filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") in other public filings made by the Company with the Commission pursuant to the Exchange Act (collectively, the "Commission Filings"), or the Disclosure Letter, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and the Rights Agreement and as set forth in the Commission Filings, or the Disclosure Letter, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for registration rights contained in agreements entered into by the Company in order to sell restricted securities as provided in the Commission Filings or the Disclosure Letter, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Commission Filings or in the Disclosure Letter, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a material adverse effect on the Company's financial condition or operating results.

        3.4 AUTHORIZATION. All corporate action on the part of the Company and its directors necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares, and the performance of all of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing. The Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, except that the indemnification provisions of Section 1.9 of the Rights Agreement may further be limited by principles of public policy. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, will be fully paid and nonassessable, and will be free of any liens or encumbrances, other than any liens or encumbrances created by the Purchaser; provided, however, that the Shares are subject to restrictions on transfer under state and/or federal securities laws as set forth herein and in the Rights Agreement.

        3.5 FINANCIAL STATEMENTS. The financial statements of the Company included in the Commission Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        3.6 NO MATERIAL ADVERSE CHANGE. Since March 31, 2000, the date through which the most recent quarterly report of the Company on Form 10-Q has been prepared and filed with the Commission, the Company has not experienced or suffered any event or condition which has materially affected the business operations, assets or financial condition of the Company.

        3.7 NO UNDISCLOSED LIABILITIES. Except as disclosed in the Commission Filings or the Disclosure Letter, the Company has no liabilities, obligations, claims or losses that would be required to be disclosed on a balance sheet of the Company (including the notes thereto), other than those incurred in the ordinary course of the Company's business since March 31, 2000 and which, individually or in the aggregate, do not or would not have a material adverse effect on the Company's financial condition or operating results.

        3.8 TITLE TO ASSETS. The Company has good and marketable title to all of its property and assets, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the Commission Filings or the Disclosure Letter or such that could not reasonably be expected to cause a material adverse effect on the Company's financial condition or operating results.

        3.9 ACTIONS PENDING. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company, which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the Commission Filings or the Disclosure Letter, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets and which, if adversely determined, is reasonably likely to result in a material adverse effect on the Company's financial condition or operating results.

        3.10 COMPLIANCE WITH LAW. To the knowledge of the Company, the business of the Company has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Filings or the Disclosure Letter, or such that do not cause a material adverse effect. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individual or in the aggregate, could not reasonably be expected to have a material adverse effect on the Company's financial condition or operating results.

        3.11 CERTAIN FEES. No brokers, finders or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

        3.12 DISCLOSURE. To the best of the Company's knowledge, neither this Agreement nor any other documents furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

        3.13 MATERIAL AGREEMENTS. Except as set forth in the Commission Filings or the Disclosure Letter, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement or applicable form (collectively, "Material Agreements") if the Company were registering securities under the Securities Act of 1933, as amended (the "Securities Act"). The Company has in all material respects performed all the obligations required to be performed by it under the foregoing agreements, has received no notice of default and, to the best of the Company's knowledge, is not in default under any Material Agreement now in effect, the result of which could reasonably be expected to cause a material adverse effect on the Company's financial condition or operating results.

        3.14 EMPLOYEES. Except as set forth in the Commission Filings or the Disclosure Letter or as otherwise disclosed by the Company to the Purchaser, the Company has no collective bargaining arrangements or agreements covering any of its employees.

        3.15 INTELLECTUAL PROPERTY, TRADEMARKS, ETC. The Company has the right to use, free and clear of all liens, charges, claims and restrictions, all intellectual property, patents, trademarks, service marks, trade names, copyrights, licenses and rights necessary to the business of the Company as presently conducted. To the best of the Company's knowledge, the Company is not infringing upon or otherwise acting adversely to the right or claimed right of any other person under or with respect to the foregoing.

                                    SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

        Each Purchaser hereby represents and warrants to the Company, as to himself only and not with respect to any other Purchaser, with respect to the purchase of Shares as follows:

        4.1 EXPERIENCE; SPECULATIVE NATURE OF INVESTMENT. Each Purchaser (or its principals or advisors) has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Each Purchaser acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and each Purchaser is in a position to lose the entire amount of such investment.

        4.2 INVESTMENT. Each Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Each Purchaser understands that the Shares to be purchased hereby have not been, and will not be, registered under the Securities Act (except as provided in Section 3 of the Rights Agreement) by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchasers' representations as expressed herein. Each Purchaser is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

        4.3 RULE 144. Each Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. Each Purchaser understands that the certificates evidencing the Shares will be imprinted with a legend that prohibits the transfer of such securities unless they are registered or such registration is not required.

        4.4 ACCESS TO DATA. Each Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. Each Purchaser has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Each Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

        4.5 AUTHORIZATION. The Agreements, when executed and delivered by the Purchasers, will constitute valid and legally binding obligations of each Purchaser, enforceable in accordance with their terms, except as the indemnification provisions of Section 1.9 of the Rights Agreement may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

        4.6 BROKERS OR FINDERS. The Purchasers have not engaged any brokers, finders or agents, and the Company has not, and will not, incur, directly or indirectly, as a result of any action taken by Purchasers, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreements. In the event that the preceding sentence is in any way inaccurate, each Purchaser agrees to indemnify and hold harmless the Company and each other Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability) for which the Company, any other Purchaser, or any of their officers, directors, employees or representatives, is responsible.

        4.7 TAX LIABILITY. Each Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Agreements. With respect to such matters, each Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents other than the representations and warranties set forth herein. Each Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Agreements.

        4.8 RECENT TRANSFERS. The Purchasers have not purchased, sold or transferred any security of the Company within the sixty days immediately preceding the date of this Agreement.

                                    SECTION 5

                 CONDITIONS TO PURCHASERS' OBLIGATIONS TO CLOSE

        The Purchasers' obligations to purchase the Shares are, unless waived by the Purchasers, subject to the fulfillment of the following conditions:

        5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

        5.2 COVENANTS. All covenants, agreements and conditions contained in the Agreements to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

        5.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

        5.4 RIGHTS AGREEMENT. The Company and the Purchasers shall have executed and delivered the Rights Agreement.

        5.5 COMPLIANCE WITH LAW. No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the sale and issuance of the Shares and the consummation of the transactions contemplated hereby.

                                    SECTION 6

                  CONDITIONS TO COMPANY'S OBLIGATIONS TO CLOSE

        The Company's obligation to sell and issue the Shares is, unless waived by the Company, subject to the fulfillment of the following conditions:

        6.1 REPRESENTATIONS. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct as of the Closing Date.

        6.2 COVENANTS. All covenants, agreements and conditions contained in the Agreements to be performed by Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

        6.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

        6.4 RIGHTS AGREEMENT. The Company and the Purchasers shall have executed and delivered the Rights Agreement.

        6.5 COMPLIANCE WITH LAW. No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the sale and issuance of the Shares and the consummation of the transactions contemplated hereby.

                                    SECTION 7

                                  MISCELLANEOUS

        7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of California, without regard to its choice of law rules.

        7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

        7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Purchasers to purchase the Shares shall not be assignable without the prior written consent of the Company.

        7.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and holders of a majority of the Shares.

        7.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Purchasers, at each Purchaser's address, as shown below, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Purchaser.

               Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

        7.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

        7.7 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        7.9 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        7.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

        7.11 EXPENSES. The Company and the Purchaser shall each bear their own fees, costs and expenses incurred on their behalf with respect to the Agreements and the transactions contemplated hereby and any amendments or waiver thereto; provided, however, the Company shall pay the attorney's fee of one (1) counsel to the Purchasers not to exceed $5000 in the aggregate.

        7.12 LIMITATION ON LIABILITY. Notwithstanding anything in this Agreement to the contrary, no Purchaser shall have any liability for any misrepresentation, breaches of representations or warranties or breaches of covenants made by any other Purchaser under or in connection with this Agreement.

        7.13 ATTORNEY'S FEES. In any action brought or maintained by either party asserting a cause of action arising under or relating in any way to this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorney's fees.

                            [Signature Page Follows]

        The foregoing Agreement is hereby executed as of the date first above written.


                                EUPHONIX, INC.
                                a California corporation


                                -----------------------------------------------
                                By:    James Dobbie
                                Title: Chief Executive Officer and President



                                COMMON PURCHASERS



                                -----------------------------------------------
                                By: Dieter Meier




                                -----------------------------------------------
                                By: Walter Bosch



           [SIGNATURE PAGE TO 6/1/00 COMMON STOCK PURCHASE AGREEMENT]

    EXHIBITS

        A      Schedule of Purchasers
        B      Registration Rights Agreement

                                    EXHIBIT A


                             SCHEDULE OF PURCHASERS


               NAME                        NUMBER OF SHARES                  PURCHASE PRICE
               ----                        ----------------                  --------------
Dieter Meier                                      59,171                          $200,000

Walter Bosch                                      88,757                          $300,000